Significant Subsidiaries - 12.31.2019 Exhibit 21.1

Entity	Jurisdiction
ACE III Acquisition L.P.	England and Wales
ACE III GP (Cayman), L.P.	Cayman Islands
ACE III GP (Scotland) LLP	Scotland
ACE III GP LLC	Delaware
ACE III Managing Member Limited	Scotland
ACE III Second Member Limited	Scotland
ACE IV GP LLC	Delaware
ACOF Investment Management LLC	Delaware
ACOF IV ATD Co-Invest Management LLC	Delaware
ACOF IV UPM Series 2 GP LLC	Delaware
ACOF Management Inc.	Delaware
ACOF Management IV GP LLC	Delaware
ACOF Management IV, L.P.	Delaware
ACOF Management V GP LLC	Delaware
ACOF Management V, L.P.	Delaware
ACOF Operating Manager IV, LLC	Delaware
AEIF Linden GP, LLC	Delaware
AEOF Management GP LLC	Delaware
AEOF Management, L.P.	Delaware
AF IV Energy AIV GP, L.P.	Delaware
AF IV Energy Sub GP LLC	Delaware
AF V Energy I AIV GP, L.P.	Delaware
AI Holdco LLC	Delaware
AIP GP LLC	Delaware
AM Services AUS Pty Ltd	Delaware
AOF Holdco LLC	Delaware
AOI Holdings, LLC	Delaware
AOISSC India LLP	Delaware
AREA Sponsor Holdings LLC	Delaware
AREG MA Co-Invest Incentive GP, LLC	Delaware
AREG Makena Management, L.P.	Delaware
AREG Star and Garter Co-Invest Advisors GP, LLC	Delaware
Ares Administrative Services (DIFC) Limited	United Arab Emirates
Ares AI Holdings L.P.	Delaware
Ares AMWH Holdings, Inc.	Delaware
Ares Australia Holdings LLC	Delaware
Ares Capital Europe IV GP (Delaware), L.P.	Delaware
Ares Capital Europe IV GP S.a.r.l.	Luxembourg
Ares Capital Management II LLC	Delaware
Ares Capital Management III LLC	Delaware

Significant Subsidiaries - 12.31.2019 Exhibit 21.1

Ares Capital Management LLC	Delaware
Ares Charitable Foundation	Cayman Islands
Ares CLO Management II LLC	Delaware
Ares CLO Management LLC	Delaware
Ares Commercial Real Estate Management LLC	Delaware
Ares CSF III Investment Management LLC	Delaware
Ares CSF Management III, L.P.	Delaware
Ares CSF Operating Manager III LLC	Delaware
Ares EIF Management V LLC	Delaware
Ares EIF Management V, L.P.	Delaware
Ares EIF Management, LLC	Delaware
Ares European Operations S.à.r.l.	Luxembourg
Ares European Real Estate Advisors (Lux) V S.a.r.l.	Luxembourg
Ares European Real Estate Advisors GP IV, L.P.	Delaware
Ares European Real Estate Advisors GP IV, LLC	Delaware
Ares European Real Estate Advisors GP V, LLC	Delaware
Ares European Real Estate Advisors IV, L.P.	Delaware
Ares European Real Estate Advisors V, L.P.	Delaware
Ares Finance Co. LLC	Delaware
Ares Holdco LLC	Delaware
Ares Holdings Inc.	Delaware
Ares Holdings L.P.	Delaware
Ares India Management (US) LLC	Delaware
Ares Initial GP Limited	England and Wales
Ares Initial Limited Partner Limited	England and Wales
Ares Insurance Partners, Ltd.	Cayman Islands
Ares Investments Holdings LLC	Delaware
Ares Investments Intermediate Holdings, Ltd.	Cayman Islands
Ares Investments L.P.	Delaware
Ares Investor Services LLC	Delaware
Ares Life Holdings LLC	Delaware
Ares Management Consolidated Holdings LLC	Delaware
Ares Management Holdings L.P.	Delaware
Ares Management Limited	England and Wales
Ares Management LLC	Delaware
Ares Management Luxembourg	Luxembourg
Ares Management Luxembourg S.à r.l.	Luxembourg
Ares Management UK Limited	England and Wales
Ares Management Worldwide Holdings LLC	Delaware
Ares Offshore Holdings L.P.	Cayman Islands
Ares Offshore Holdings, Ltd.	Cayman Islands
Ares Operations LLC	Delaware
Ares PCS Management GP, LLC	Delaware

Significant Subsidiaries - 12.31.2019 Exhibit 21.1

Ares PCS Management, L.P.	Delaware
Ares PE Co-Invest GP LLC	Delaware
Ares RE Management Consolidated Holdings, LLC	Delaware
Ares Real Estate Acquisition SPV LLC	Delaware
Ares Real Estate Investment Holdings	Cayman Islands
Ares Real Estate Management Holdings, LLC	Delaware
Ares SDL Capital Investors GP LLC	Delaware
Ares Sponsor Inc.	Delaware
Ares US Real Estate Dev and Redev Capital Advisors II, LLC	Delaware
Ares US Real Estate IX Advisors, L.P.	Delaware
Ares US Real Estate IX Capital Advisors, LLC	Delaware
ASSF Management GP S1 LLC	Delaware
ASSF Management IV GP LLC	Delaware
ASSF Management IV, L.P.	Delaware
ASSF Operating Manager IV, L.P.	Delaware
EIF Channelview GP, LLC	Delaware
EIF Oregon GP, LLC	Delaware
EIF US Power IV, LLC	Delaware
SDL Management GP, L.P.	Cayman Islands